Exhibit 10.2

EXECUTION VERSION

registration rights agreement

This REGISTRATION RIGHTS AGREEMENT, dated as of November 16, 2018 (as it may be amended from time to time, this “Agreement”), is made among NCI Building Systems, Inc., a Delaware Corporation (the “Company”), Clayton, Dubilier & Rice Fund VIII, L.P., a Cayman Islands exempted limited partnership (“CD&R Fund VIII”), CD&R Friends & Family Fund VIII, L.P., a Cayman Islands exempted limited partnership (“CD&R FF Fund VIII” and, together with CD&R Fund VIII, the “Fund VIII CD&R Investors”), CD&R Pisces Holdings, L.P., a Cayman Islands exempted limited partnership (the “Fund X CD&R Investor,” together with the Fund VIII CD&R Investors, the “CD&R Investors” and each of CD&R Fund VIII, CD&R FF Fund VIII and Fund X CD&R Investor, a “CD&R Investor”), Atrium Intermediate Holdings, LLC (“Atrium”), a Delaware limited liability company, GGC BP Holdings, LLC, a Delaware limited liability company (“GGC”), AIC Finance Partnership, L.P., a Cayman Islands exempted limited partnership (“AIC” and, together with Atrium and GGC, the “Golden Gate Investors” and each of Atrium, GGC, and AIC, a “Golden Gate Investor”; and the Golden Gate Investors together with the CD&R Investors, the “Investors”) and any other stockholder of the Company that may become a party to this Agreement pursuant to the terms hereof.

WHEREAS, the Company and CD&R Fund VIII entered into the Investment Agreement, dated as of August 14, 2009 (as amended) pursuant to which the Fund VIII CD&R Investors purchased and acquired from the Company, and the Company issued and sold to the Fund VIII CD&R Investors, shares of a newly created series of preferred stock, designated the Series B Cumulative Convertible Participating Preferred Stock, par value $1.00 per share of the Company (the “Series B Preferred Stock”), which was convertible into shares of Common Stock, par value $.01 per share of the Company (the “Common Stock”);

WHEREAS, the Company and the Fund VIII CD&R Investors entered into that certain Registration Rights Agreement, dated as of October 20, 2009 (the “2009 Registration Rights Agreement”), whereby the Company and the Fund VIII CD&R Investors agreed to certain registration rights with respect to the Common Stock issuable upon conversion of the Series B Preferred Stock;

WHEREAS, as of the date of this Agreement, there is no Series B Preferred Stock issued or outstanding, and the Fund VIII CD&R Investors hold shares of Common Stock previously issued upon the conversion of Series B Preferred Stock;

WHEREAS, the Company and the Fund VIII CD&R Investors wish to terminate the 2009 Registration Rights Agreement upon entry into this Agreement;

WHEREAS, the Company, Ply Gem Parent, LLC, a Delaware limited liability company, and Clayton, Dubilier & Rice, LLC, a Delaware limited liability company, entered into an Agreement and Plan of Merger, dated July 17, 2018 (as it may be amended from time to time, the “Merger Agreement”), pursuant to which the Fund X CD&R Investor and the Golden Gate Investors have been issued shares of Common Stock on the date hereof;

WHEREAS, the Company and the Investors have entered into a Stockholders Agreement, dated as of the date hereof (as it may be amended from time to time, the “Stockholders Agreement”), which sets forth the terms and conditions of ownership of Common Stock by the Investors; and

WHEREAS, (i) the Merger Agreement and the Stockholders Agreement contemplate the execution and delivery of this Agreement and (ii) the Company desires to grant to the Holders (as defined herein) certain registration rights with respect to the Common Stock;

NOW, THEREFORE, in consideration of the premises and of the respective covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.             Demand Registrations.

(a) Requests for Registration. At any time and from time to time following the last day of the Holding Period, any Investor (the “Requesting Investor”) may request in writing that the Company effect the registration under and in accordance with the provisions of the Securities Act of all or any part of the Registrable Securities held by such Investor and any of its Affiliates who are Investor Holders (each, a “Demand Request”). Promptly after its receipt of any Demand Request, but no later than 10 days after receipt by the Company of such Demand Request, the Company shall give written notice of such request to all other Holders (the “Demand Follow-Up Notice”), and shall use its reasonable best efforts to file, as promptly as reasonably practicable but not later than 30 days after receipt by the Company of such Demand Request, in accordance with the provisions of this Agreement, a Registration Statement covering all Registrable Securities that have been requested to be registered (i) in the Demand Request and (ii) by any other Holders by written notice to the Company given within 7 calendar days after the date the Company has given such Holders notice of the Demand Request, in accordance with the method or methods of disposition of the applicable Registrable Securities elected by the Requesting Investor, provided, however, that in case of a Demand Registration with respect to a Block Sale, the Registration Statement shall cover Registrable Securities that have been requested to be registered by any other Holders by written notice to the Company given within one Business Day. Any registration requested pursuant to this Section 1(a) is referred to in this Agreement as a “Demand Registration.” The Company shall pay all expenses (subject to and in accordance with Section 4) incurred in connection with any registration pursuant to this Section 1.

All requests made pursuant to this Section 1 will specify the number of Registrable Securities to be registered, and the intended method or methods of disposition thereof.

2

(b) Limitations on Demand Registration and Shelf Underwritten Offering. The CD&R Investors and their Affiliates who are Investor Holders shall be entitled to initiate no more than six (6) Demands in the aggregate, and the Golden Gate Investors and their Affiliates who are Investor Holders shall be entitled to initiate no more than two (2) Demands in the aggregate, provided, however, that (i) (A) in respect of five out of the six such Demands to which the CD&R Investors are entitled under this Agreement and (B) with respect to one out of the two such Demands to which the Golden Gate Investors and their Affiliates are entitled under this Agreement, the Company shall not be obligated to effect such Demands unless the amount of Registrable Securities requested to be registered by the Requesting Investor and its Affiliates that are Investor Holders is reasonably expected to result in aggregate gross proceeds (prior to deducting underwriting discounts and commissions and offering expenses) of at least $100 million, with respect to Demands initiated by a CD&R Investors, and $75 million, with respect to Demands initiated by the Golden Gate Investors, and (ii) the Investors may not initiate, and the Company shall not be obligated to effect, more than three Demands in the aggregate during any 12-month period. “Demand” means any Demand Registration or Shelf Underwritten Offering; provided, that, for purposes of clause (i), “Demand” shall exclude any Shelf Underwritten Offering executed as a Block Sale without marketing efforts by the Company and, for the avoidance of doubt, participation in due diligence customarily conducted in connection with a Block Sale shall not constitute “marketing efforts.” No request for registration shall count for the purposes of the limitations in this Section 1(b) if (A) the Requesting Investor determines in good faith to withdraw (prior to the effective date of the Registration Statement relating to such request) the proposed registration due to marketing conditions or regulatory reasons prior to the execution of an underwriting agreement or purchase agreement relating to such request, (B) the Registration Statement relating to a Demand Request is not declared effective within 180 days of the date such Registration Statement is filed with the Commission (other than solely by reason of the Requesting Investor having refused to proceed or a misrepresentation or an omission by the applicable Holders), (C) prior to the sale of at least 85% of the Registrable Securities included in the applicable registration relating to a Demand Request, such registration is adversely affected by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction, or other order or requirement removed, withdrawn or resolved to the reasonable satisfaction of the Requesting Investor and its Affiliates that are Investor Holders within 30 days of the date of such order, (D) more than 15% of the Registrable Securities requested by such Requesting Investor and its Affiliates that are Investor Holders to be included in such registration are not so included pursuant to Section 1(f), or (E) the conditions to closing specified in any underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a default or breach thereunder by the Investors that proximately and primarily caused the failure of such conditions). Notwithstanding the foregoing or anything to the contrary contained in this Agreement, the Company shall pay all expenses (subject to and in accordance with Section 4) in connection with any request for registration pursuant to Section 1(a).

3

(c) Short-Form Registrations.

(i)          The Company shall use its reasonable best efforts to file a registration statement on Form S-3 or any comparable or successor form or forms or any similar short-form registration statement (a “Short-Form Registration”) prior to the expiration of the Holding Period with respect to Fund VIII and the Golden Gate Investors, and such Short-Form Registration shall be a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis of the Registrable Securities, pursuant to Rule 415 or otherwise (a “Shelf Registration Statement”). In no event shall the Company be obligated to effect any shelf registration other than pursuant to a Short-Form Registration. The Company shall pay all expenses (subject to and in accordance with Section 4) in connection with any Short-Form Registration.

(ii)         Upon filing any Short-Form Registration, the Company shall use its reasonable best efforts to keep such Short-Form Registration effective with the Commission at all times and to re-file such Short-Form Registration upon its expiration, and to cooperate in any shelf take-down, whether or not underwritten, by amending or supplementing the Prospectus related to such Short-Form Registration as may be reasonably requested by an Investor Holder, or as otherwise required, until such time as all Registrable Securities that could be sold in such Short-Form Registration have been sold or are no longer outstanding.

(iii)        To the extent the Company is a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”) at the time it files the Shelf Registration Statement pursuant to Section 1(c)(i) or at any time thereafter, the Company shall file an automatic shelf registration statement (as defined in Rule 405) on Form S-3 (an “Automatic Shelf Registration Statement”) in accordance with the requirements of the Securities Act and the rules and regulations of the Commission thereunder, which covers those Registrable Securities which are requested to be registered. The Company shall pay the registration fee for all Registrable Securities to be registered pursuant to an Automatic Shelf Registration Statement at the time of filing of the Automatic Shelf Registration Statement and shall not elect to pay any portion of the registration fee on a deferred basis. The Company shall use its reasonable best efforts to remain a WKSI (and not to become an ineligible issuer (as defined in Rule 405)) during the period during which any Automatic Shelf Registration Statement is effective. If at any time following the filing of an Automatic Shelf Registration Statement when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to post-effectively amend the Automatic Shelf Registration Statement to a Shelf Registration Statement on Form S-3 or file a new Shelf Registration Statement on Form S-3 or, if such form is not available, Form S-1, have such Shelf Registration Statement declared effective by the Commission and keep such Registration Statement effective during the period during which such Short-Form Registration is required to be kept effective in accordance with Section 1(c)(ii).

4

(d) Restrictions on Demand Registrations. If the filing, initial effectiveness or continued use of a Registration Statement, with respect to a Demand Registration, would require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Board of Directors (after consultation with external legal counsel) (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement or (iii) would reasonably be expected to have a material adverse effect on the Company or its business or on the Company’s ability to effect a bona fide and reasonably imminent material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may, upon giving prompt written notice of such action to the Holders participating in such registration, delay the filing or initial effectiveness or, or suspend use of, such Registration Statement; provided, that the Company shall not be permitted to do so (x) more than once in any 6-month period or (y) for any single period of time in excess of 45 days, or for periods exceeding, in the aggregate, 90 days during any 12-month period. In the event that the Company exercises its rights under the preceding sentence, such Holders agree to suspend, promptly upon receipt of the notice referred to above, the use of any Prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. If the Company so postpones the filing of a Prospectus or the effectiveness of a Registration Statement, the Requesting Investor shall be entitled to withdraw such request and, if such request is withdrawn, such registration request shall not count for the purposes of the limitations set forth in Section 1(b) or Section 7(a). The Company shall pay all expenses (subject to and in accordance with Section 4) incurred in connection with any such aborted registration or prospectus.

(e) Selection of Underwriters. If the Requesting Investor intends that the Registrable Securities covered by its Demand Request shall be distributed by means of an underwritten offering, the Requesting Investor shall so advise the Company as a part of the Demand Request, and the Company shall include such information in the notice sent by the Company to the other Holders with respect to such Demand Request. In such event, the lead underwriter to administer the offering shall be chosen by the Requesting Investor, subject to the prior written consent, not to be unreasonably withheld or delayed, of the Company; provided, however, that with respect to any such offering in which the CD&R Investors participate, the lead underwriter to administer the offering shall be chosen by the CD&R Investors, subject to the prior written consent, not to be unreasonably withheld or delayed, of the Company.

(f) Priority on Demand Registrations. The Company shall not include in any underwritten registration pursuant to this Section 1 any securities that are not Registrable Securities without the prior written consent of the Requesting Investor. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) of such underwritten offering advises the Holders that, in its good faith opinion, the total number or dollar amount of Registrable Securities (and, if permitted hereunder, Other Securities requested to be included in such offering) exceeds the largest number or dollar amount of securities that can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company shall include in such offering only such number of securities that in the good faith opinion of such underwriter can be included without adversely affecting the marketability of the offering, which securities shall be so included in the following order of priority:

5

(i)          first, in the case of a registration requested by either the Golden Gate Investors or Affiliates of a Golden Gate Investor or a CD&R Investor or Affiliates of a CD&R Investor, pro rata (if applicable) among the CD&R Investors, the Golden Gate Investors and their respective Affiliates on the basis of the aggregate number of Registrable Securities owned by the CD&R Investors, the Golden Gate Investors and their respective Affiliates, until with respect to each such Holder, all Registrable Securities requested for registration by such Holders have been included in such registration;

(ii)         second, Registrable Securities of Holders other than the Investors and their respective Affiliates that are Holders, pro rata (if applicable) on the basis of the aggregate number of Registrable Securities owned by each such Holder; and

(iii)        third, any Other Securities requested to be included therein by any other Person (including the securities to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine.

(g) Cancellation of Demand Registration. The Requesting Investor shall have the right to notify the Company at least two Business Days prior to the effectiveness of a Registration Statement relating to a Demand Registration that such Registration Statement be abandoned or withdrawn, in which event the Company shall promptly abandon or withdraw such Registration Statement. Any Holder who has elected to sell Registrable Securities in an underwritten offering pursuant to this Section 1 (including the Requesting Investor) shall be permitted to withdraw from such registration by written notice to the Issuer if the price to the public at which the Registrable Securities are proposed to be sold will be less than 90% of the average closing price of the class of stock in the offering during the 10 trading days preceding the date on which the Demand Notice of such offering was given.

2.             Piggyback Registrations.

(a) Right to Piggyback. If, at any time following the last day of the Holding Period, the Company proposes or is required to file a Registration Statement under the Securities Act with respect to an offering of securities of the Company, whether or not for sale for its own account (including, but not limited to, a Shelf Registration Statement on Form S-3 or any successor form, but excluding a Registration Statement that is (i) solely in connection with a Special Registration or (ii) pursuant to a Demand Registration in accordance with Section 1 hereof), the Company shall give written notice (a “Piggyback Notice”) as promptly as practicable, but not later than 30 days prior to the anticipated date of filing of such Registration Statement, to all Holders of its intention to effect such registration and shall include in such registration all Registrable Securities with respect to which the Company has received written notice from Holders for inclusion therein within 15 days after the date of the Company’s notice (a “Piggyback Registration”). Any Holder that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, (i) at any time at least two Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration or (ii) solely with respect to an underwritten offering, if the price to the public at which the Registrable Securities are proposed to be sold will be less than 90% of the average closing price of the class of stock being sold in the offering during the 10 days preceding the date on which the Piggyback Notice was given. The Company may terminate or withdraw any registration under this Section 2 prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. There is no limitation on the number of Piggyback Registrations pursuant to this Section 2(a) which the Company is obligated to effect. No Piggyback Registration shall count towards registrations required under Section 1.

6

(b) Selection of Underwriters. If the registration referred to in Section 2(a) is proposed to be underwritten, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2(a). In such event, the lead underwriter to administer the offering shall be chosen by the Company, subject to the prior written consent, not to be unreasonably withheld or delayed, of the CD&R Investors.

(c) Piggyback Registration Expenses. The Company shall pay all expenses (subject to and in accordance with Section 4) in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final or is terminated or withdrawn by the Company.

(d) Priority on Primary Registrations. If the securities to be registered pursuant to this Section 2 are to be sold in an underwritten primary offering on behalf of the Company, the Holders shall be permitted to include all Registrable Securities requested to be included in such registration in such offering on the same terms and conditions as any Other Securities of the same type and class included therein; provided, however, if such offering involves a firm commitment underwritten offering and the managing underwriter(s) of such offering advises the Company and such requesting Holders in writing that, in its good faith opinion, the total number or dollar amount of Registrable Securities exceeds the largest number or dollar amount of securities that can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company shall include in such registration or prospectus only such number of securities that in the good faith opinion of such underwriters can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities shall be included in the following order of priority:

(i)          first, the Other Securities that the Company proposes to sell;

(ii)         second, the Registrable Securities requested to be included by the Holders, pro rata (if applicable) on the basis of the aggregate number of Registrable Securities owned by each such Holder; and

7

(iii)        (third, any Other Securities requested to be included therein by any other Person (other than the Company) allocated among such Persons in such manner as the Company may determine.

(e) Priority on Secondary Registrations. If the securities to be registered pursuant to this Section 2 are to be sold in an underwritten secondary offering on behalf of holders of Other Securities, the Holders shall be permitted to include all Registrable Securities requested to be included in such registration in such offering on the same terms and conditions as any Other Securities included therein; provided, however, that if the managing underwriter(s) of such offering advises the Company and such requesting Holders in writing that, in its good faith opinion, the total number or dollar amount of Registrable Securities exceeds the largest number or dollar amount of securities that can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company shall include in such registration only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities shall be so included in the following order of priority:

(i)          first, the Other Securities requested to be included therein by the holders exercising their contractual rights to demand such registration and the Registrable Securities requested to be included by the Holders, pro rata (if applicable) on the basis of the aggregate number of securities so requested to be included therein owned by each such holder; and

(ii)         second, any Other Securities requested to be included therein by the Company or any other Person not exercising a contractual right to demand registration, allocated among such Persons in such manner as the Company may determine.

3.            Registration Procedures. Subject to Section 1(d), whenever the Holders of Registrable Securities have requested that any Registrable Shares be registered pursuant to Section 1 or Section 2 of this Agreement, the Company shall use its reasonable best efforts to effect, as soon as practicable as provided herein, the registration and sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof. Without limiting the generality of the foregoing, and pursuant thereto, the Company shall cooperate in the sale of such Registrable Securities and shall, as expeditiously as possible:

(a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities as provided herein, make all required filings with FINRA and, if such Registration Statement is not automatically effective upon filing, use its reasonable best efforts to cause such Registration Statement to be declared effective as promptly as practicable after the filing thereof, provided, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including free writing prospectuses under Rule 433 (each a “Free Writing Prospectus”)) and, to the extent reasonably practicable, documents that would be incorporated by reference or deemed to be incorporated by reference therein, the Company shall furnish to Holders’ Counsel and the managing underwriter(s), if any, copies of all such documents proposed to be filed (including exhibits thereto), which documents will be subject to the reasonable review and comment of such counsel at the Company’s expense. The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto (including Free Writing Prospectuses) with respect to any registration pursuant to Section 1 or Section 2 of this Agreement to which the Holders’ Counsel or the managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless in the opinion of the Company, such filing is necessary to comply with applicable law;

8

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith and such Free Writing Prospectuses and Exchange Act reports as may be necessary to keep such Registration Statement effective for a period of (i) with respect to a Registration Statement other than a Shelf Registration Statement pursuant to a Short-Form Registration, (A) not less than six months, (B) if such Registration Statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (C) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of distribution by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act) or (ii) in the case of Shelf Registration Statements pursuant to a Short-Form Registration, the period set forth in Section 1(c)(i), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c) furnish to each seller of Registrable Securities, and the managing underwriter(s), if any, such number of conformed copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary and final Prospectus, any Free Writing Prospectus, all exhibits and other documents filed therewith and such other documents as such Persons may reasonably request including in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof; and the Company, subject to the penultimate paragraph of this Section 3, hereby consents to the use of such Prospectus or and each amendment or supplement thereto by each of the sellers of Registrable Securities and the managing underwriter(s), if any, in connection with the offering and sale of the Registered Securities covered by such Prospectus and any such amendment or supplement thereto;

(d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller in accordance with the intended method or methods of disposition thereof (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any jurisdiction wherein it is not so subject or (ii) take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject);

9

(e) use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities and self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable the seller or sellers thereof or the managing underwriter(s), if any, to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(f) promptly notify each seller of such Registrable Securities and the managing underwriter(s), if any, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the occurrence of any event or existence of any fact as a result of which the Prospectus (including any information incorporated by reference therein) included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, as promptly as practicable upon discovery, prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such Prospectus, or file any other required document, as may be necessary so that, as thereafter delivered to any prospective purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(g) notify each seller of any Registrable Securities covered by such Registration Statement, Holders’ Counsel and the managing underwriter(s) of any underwritten offering, if any, (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement or any Free Writing Prospectus has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such Registration Statement or to such Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or the institution of any proceedings for any such purposes;

(h) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the NYSE or NASDAQ, as determined by the Company;

10

(i) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of such Registration Statement and, cooperate with the sellers of any Registrable Securities and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each such seller of Registrable Securities that the Registrable Securities represented by the certificates so delivered by such seller will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or the sellers may request at least two Business Days prior to any sale of Registrable Securities;

(j) enter into such agreements (including underwriting agreements with customary provisions) and take all such other actions as the Requesting Investor (if such registration is a Demand Registration) or the managing underwriter(s), if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(k) make available for inspection by any seller of Registrable Securities and Holders’ Counsel, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, that each Holder shall, and shall use its commercially reasonable efforts to cause each such underwriter, accountant or other agent to (i) enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and (ii) minimize the disruption to the Company’s business in connection with the foregoing;

(l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(m) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use every reasonable effort to obtain the withdrawal of such order at the earliest possible moment;

(n) cause its senior management to use reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in “road shows”) taking into account the Company’s business needs;

11

(o) obtain one or more comfort letters, addressed to the sellers of Registrable Securities, dated the effective date of such Registration Statement and, if requested by the Requesting Investor, dated the date of sale by any Investor Holder (and, if such registration includes an underwritten public offering, including any Shelf Underwritten Offering, addressed to each of the managing underwriter(s) and dated the date of the closing under the underwriting agreement for such offering), signed by the independent public accountants who have issued an audit report on the Company’s financial statements included in such Registration Statement in customary form and covering such matters of the type customarily covered by comfort letters as the Requesting Investor reasonably requests;

(p) use reasonable best efforts to provide legal opinions of the Company’s outside counsel (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), if any, and Holders’ Counsel), addressed to the Holders of the Registrable Securities being sold, dated the effective date of such Registration Statement, each amendment and supplement thereto, and, if requested by the Requesting Investor, dated the date of sale by any Investor Holder (and, if such registration includes an underwritten public offering, including any Shelf Underwritten Offering, addressed to each of the managing underwriter(s) and dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary Prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature and such other matters as may be reasonably requested by Holders’ Counsel (and, if applicable, by the managing underwriter(s));

(q) use its reasonable best efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable to effect the registration of such Registrable Securities contemplated hereby.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus or any Free Writing Prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law, in which case the Company shall provide written notice to such Holders no less than five Business Days prior to the filing of such amendment to any Registration Statement or amendment of or supplement to the Prospectus or any Free Writing Prospectus.

If the Company files any Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that it shall use its reasonable best efforts to include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

12

Subject to the limitations on the Company’s ability to delay the use or effectiveness of a Registration Statement as provided in Section 1(d), each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f), such Holder shall promptly discontinue its disposition of Registrable Securities pursuant to any Registration Statement (other than offers or sales pursuant to a plan that is in effect and that complies with Rule 10b5-1 under the Exchange Act) until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f). If so directed by the Company, each such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, in such Holder’s possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 3(b), as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when such Holder shall have received the copies of the supplemented or amended Prospectus contemplated by Section 3(f).

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

4.             Registration Expenses.

(a) Except as otherwise provided in this Agreement, all expenses incidental to the Company’s performance of or compliance with this Agreement (the “Registration Expenses”), including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Commission, all applicable securities exchanges and/or FINRA and (B) in connection with actions taken to comply with securities or “blue sky” laws including any fees and disbursements of counsel for the underwriter(s) in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 3(d)), (ii) word processing, duplicating and printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter(s), if any, or by the Holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants (including, without limitation, the fees and disbursements in connection with any “cold comfort” letters required by this Agreement), underwriters and other Persons, including special experts, retained by the Company, shall be borne by the Company. The Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance, the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed and ratings agency fees. All Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the amount of proceeds from the sale of their shares so registered. For the avoidance of doubt, the Company shall not bear any Selling Expenses in connection with its obligations under this Agreement.

13

(b) The Company shall not, however, be required to pay for expenses of any Demand Registration begun pursuant to Section 1 or Shelf Underwritten Offering begun pursuant to Section 7, the request of which has been subsequently withdrawn by the Requesting Investor unless (i) the withdrawal is based upon (A) any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts or circumstances, events, changes, effects or occurrences, has a material adverse effect on the Company or (B) material adverse information concerning the Company that the Company had not publicly disclosed at least forty-eight (48) hours prior to such registration request or of which the Company had not otherwise notified, in writing, the Requesting Investor at the time of such request, (ii) the Requesting Investor has not withdrawn two Demand Registrations of a type not covered by clauses (i)(A) or (i)(B) of this Section 4(b) or (iii) after the Requesting Investor’s withdrawal of two Demand Registrations where such withdrawal is not covered by clauses (i)(A) or (i)(B) of this Section 4(b), the Requesting Investor agrees to forfeit its right to one Demand Registration or Shelf Underwritten Offering pursuant to Section 1 or Section 7, as applicable, with respect to the limit set forth in Section 1(b).

(c) If the Requesting Investor and/or the Holders are required to pay Registration Expenses, such expenses shall be borne by the holders of the securities that would have been registered had the applicable registration request not been withdrawn, pro rata on the basis of the number of such shares held by them. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clauses (i) or (ii) of Section 4(b), then the Requesting Investor shall not forfeit its rights pursuant to Section 1 or Section 7, as applicable.

(d) In connection with each registration contemplated hereby, the Company shall reimburse the holders of Registrable Securities covered by the applicable registration for (i) the reasonable fees and disbursements of one United States counsel (“Holders’ Counsel”) selected by the CD&R Investors if any CD&R Investor Holder is participating in such registration, selected by the Golden Gate Investors if the Golden Gate Investors are participating in such registration and no CD&R Investor is participating, and, if no Investor Holder is participating, one counsel for the Holders, selected by Holders of the majority of the Registrable Securities participating in such registration and (ii) the reasonable fees and disbursements, if any, of one counsel for each Holder of Registrable Securities covered by such registration, incurred solely in connection with delivering any opinion required under the applicable underwriting agreement.

14

5.             Indemnification.

(a) The Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, to the fullest extent permitted by law, each Holder, each Affiliate thereof, any Person who is or might be deemed to be a controlling Person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect general and limited partners, advisory board members, directors, officers, trustees, managers, members, Affiliates and shareholders, and each other Person, if any, who controls any such Holder or any such controlling person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a “Covered Person”) against, and pay and reimburse such Covered Persons for any losses, claims, damages, liabilities, joint or several, to which such Covered Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement or Prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company shall pay and reimburse such Covered Persons for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made or incorporated by reference in such Registration Statement, any such Prospectus or any such Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, or in any application in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Covered Person pertaining exclusively to such Covered Person expressly for use therein.

(b) In connection with any Registration Statement in which a Holder is participating, each such Holder shall furnish to the Company in writing such information and affidavits pertaining exclusively to such Holder as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall indemnify and hold harmless the Company, its directors and officers, each underwriter and any Person who is or might be deemed to be a controlling person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each such underwriter against any losses, claims, damages, liabilities, joint or several, to which such Holder or any such director or officer, any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement or Prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto or in any application, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement, any such Prospectus or Free Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder pertaining exclusively to such Holder expressly for use therein or (iii) any violation by the Holder of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Holder and relating to action or inaction required of the Holder in connection with any such registration, and such Holder shall reimburse the Company and each such director, officer, underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the obligation to indemnify and hold harmless shall be individual and several to each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

15

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not, without the indemnified party’s prior consent, settle or compromise any action or claim or consent to the entry of any judgment unless such settlement or compromise includes as an unconditional term thereof the release of the indemnified party from all liability, which release shall be reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

16

(e) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to this Section 5(e) shall be limited to an amount equal to the net proceeds to such Holder of the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) To the extent that any of the Holders is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any Commission comments or policies or any court of law or otherwise, the Company agrees that (i) the indemnification and contribution provisions contained in this Section 5 shall be applicable to the benefit of such Holder in its role as deemed underwriter in addition to its capacity as a Holder (so long as the amount for which any other Holder is or becomes responsible does not exceed the amount for which such Holder would be responsible if the Holder were not deemed to be an underwriter of Registrable Securities) and (ii) such Holder and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions and comfort letters.

6.            Participation in Underwritten Registrations. No Person may participate in any registration hereunder that is underwritten unless such Person (i) agrees to sell the Registrable Securities or Other Securities it desires to have covered by the registration on the basis provided in any underwriting arrangements in customary form approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that (A) no Holder shall be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration) and (B) if any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter(s) and, in connection with an underwritten registration pursuant to Section 1, the Requesting Investor, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, provided that no such Person (other than the Company) shall be required to make any representations or warranties other than those related to title and ownership of, and power and authority to transfer, shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus or other document in reliance upon, and in conformity with, written information prepared and furnished to the Company or the managing underwriter(s) by such Person pertaining exclusively to such Holder and (iii) cooperates with the Company’s reasonable requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by such Holder’s failure to cooperate, shall not constitute a breach by the Company of this Agreement). Notwithstanding the foregoing, no Holder shall be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 5(b).

17

7.             Shelf Take-Downs.

(a) At any time that a Shelf Registration Statement covering Registrable Securities is effective, if a Requesting Investor delivers a notice (a “Take-Down Notice”) to the Company stating that it intends to effect an underwritten offering of all or part of its or its Affiliates that are Investor Holders’ Registrable Securities, in each case included by it or them on the Shelf Registration Statement (a “Shelf Underwritten Offering”) the Company shall amend or supplement the Shelf Registration Statement or related Prospectus as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to Section 1(f)), provided, (i) that the Investors’ entitlement to deliver a Take-Down Notice shall be subject to the limitations on Demands set forth in Section 1(b), and (ii) the Investors may not deliver any Take-Down Notice within 30 days after the effective date of any Registration Statement of the Company hereunder.

(b) In connection with any Shelf Underwritten Offering:

(i)          with respect to any Take-Down Notice that does not pertain to a Block Sale, within two calendar days of receipt of such Take-Down Notice, the Requesting Investor, as applicable, shall also deliver the Take-Down Notice to all other Holders included on such Shelf Registration Statement and permit each Holder to include its Registrable Securities included on the Shelf Registration Statement in the Shelf Underwritten Offering if such Holder notifies the Requesting Investor and the Company within five calendar days after delivery (including via e-mail, if available) of the Take-Down Notice to such Holder;

(ii)         with respect to any Take-Down Notice pertaining to a Block Sale, within one Business Day of receipt of such Take-Down Notice, the Requesting Investor, as applicable, shall also deliver the Take-Down Notice to all other Holders included on such Shelf Registration Statement and permit each Holder to include its Registrable Securities included on the Shelf Registration Statement in the Shelf Underwritten Offering if such Holder notifies the Requesting Investor and the Company within one Business Day after delivery of the Take-Down Notice to such Holder; and

18

(iii)        in the event that the managing underwriter advises the Company in its good faith opinion that marketing factors (including an adverse effect on the per share offering price) require a limitation on the number of shares which would otherwise be included in such take-down, the managing underwriter may limit the number of shares which would otherwise be included in such take-down offering in the same manner as is described in Section 1(f) with respect to a limitation of shares to be included in a registration.

(c) If, in connection with a Shelf Underwritten Offering, the managing underwriter(s) shall advise the Company and the Holders that, in its good faith opinion, it is of material importance to the success of such proposed offering to file a registration statement on Form S-1 (or any successor or similar registration statement) or to include in such registration statement information not required to be included in a Short-Form Registration, then the Company shall file a registration statement on Form S-1 or supplement the Short-Form Registration as reasonably requested by such managing underwriter(s).

8.            Rule 144; Rule 144A. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 or Rule 144A under the Securities Act or any similar rules or regulations hereafter adopted by the Commission), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

9.            Holdback.

(a) In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees, in connection with any underwritten offering made pursuant to a Registration Statement in which such Holder has elected to include Registrable Securities, upon the written request of the managing underwriter(s) of such offering, not to effect (other than pursuant to such underwritten offering) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any Other Securities of the Company or any securities convertible into or exchangeable or exercisable for any Other Securities of the Company without the prior written consent of the managing underwriter(s) during the Holdback Period. The Company agrees that the Holders shall only be bound so long as and to the extent that each other stockholder having registration rights with respect to the securities of the Company is similarly bound; provided, that a request under this Section 9(a) shall not be effective more than once in any twelve-month period.

19

(b) In connection with any underwritten offering of Registrable Securities covered by a registration pursuant to Section 1, the Company agrees, upon the written request of the managing underwriter(s) of such offering, not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Registration Statement (other than solely in connection with such registration or a Special Registration) covering any, of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the Holdback Period; provided, that a request under this Section 9(b) shall not be effective more than once in any twelve-month period.

10.          Certain Additional Agreements. If any Registration Statement or comparable statement under state “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by outside counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder; provided, however, that if any Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if in such Holder’s sole and exclusive judgment, such Holder is or might be deemed to be an underwriter or a controlling Person of the Company, such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder; provided, that with respect to this clause (ii), if reasonably requested by the Company, such Holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

11.           Term. This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the date on which no Registrable Securities remain outstanding, except for the provisions of Section 4, Section 5 and Section 8, this Section 11 and Section 13, which shall survive such termination.

20

12.           Defined Terms. In addition to other terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the meanings ascribed to them below. All terms used and not defined in this Agreement shall have the meanings assigned to them in the Stockholders Agreement or, if not defined therein, in the Merger Agreement.

“2009 Registration Rights Agreement” has the meaning set forth in the Recitals.

“Agreement” has the meaning set forth in the Recitals.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 1(c)(iii).

“Block Sale” means the sale of Registrable Securities to one or several purchasers in a registered transaction by means of (i) a bought deal, (ii) a block trade or (iii) a registered direct sale.

“CD&R Fund VIII” has the meaning set forth in the Preamble.

“CD&R FF Fund VIII” has the meaning set forth in the Preamble.

“CD&R Investor” has the meaning set forth in the Preamble.

“CD&R Investors” has the meaning set forth in the Preamble.

“CD&R Parent Controlled Affiliate” has the meaning set forth in the Stockholders Agreement.

“Change of Control Event” has the meaning set forth in the Stockholders Agreement.

“Closing Date” has the meaning set forth in the Merger Agreement.

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act.

“Common Stock” has the meaning set forth in the Recitals.

“Company Default Event” has the meaning set forth in the Stockholders Agreement.

“Covered Person” has the meaning set forth in Section 5(a).

“Demand” has the meaning set forth in Section 1(b).

“Demand Follow-Up Notice” has the meaning set forth in Section 1(a).

“Demand Registration” has the meaning set forth in Section 1(a).

“Demand Request” has the meaning set forth in Section 1(a).

21

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” has the meaning set forth in Section 3(a).

“Fund VIII CD&R Investors” has the meaning set forth in the Preamble.

“Fund X CD&R Investor” has the meaning set forth in the Preamble.

“Holdback Period” means (i) with respect to any registered offering covered by this Agreement, 90 days (or such shorter period as the managing underwriters permit) after and 10 days before, the effective date of the related Registration Statement or, (ii) in the case of a takedown from a Shelf Registration Statement, 90 days (or such shorter period as the managing underwriters permit) after the date of the Prospectus supplement filed with the SEC in connection with such takedown and during such prior period (not to exceed 10 days) as the Company has given reasonable written notice to the holder of Registrable Securities. Notwithstanding anything to the contrary set forth above, in connection with an underwritten offering that is a Block Sale, such Holdback Period shall not exceed forty-five (45) days.

“Holders” means (i) the Investor Holders and (ii) the Permitted Third Party Transferees.

“Holders’ Counsel” has the meaning set forth in Section 4(d).

“Holding Period” means the period starting on and including the Closing Date and ending on (a) May 16, 2020, with respect to the Fund X CD&R Investor, and (b) February 14, 2019, with respect to the Fund VIII CD&R Investors and the Golden Gate Investors; provided, that the Holding Period shall terminate on the occurrence of (x) a Company Default Event or (y) a Change of Control Event.

“Investor Holders” means (i) the Investors and (ii) the Permitted Affiliate Transferees.

“Investors” has the meaning in set forth in the Preamble.

“Merger Agreement” has the meaning set forth in the Recitals.

“Other Securities” means any equity securities of the Company other than Registrable Securities.

“Permitted Affiliate Transferee” means (i) in the case of the CD&R Investors, a CD&R Parent Controlled Affiliate or (ii) in the case of the Golden Gate Investors, an Affiliate of the Golden Gate Investors, but only if such Person is a Transferee or assignee in accordance with Section 4.1(a) or Section 9.2 of the Stockholders Agreement, respectively, and that has agreed in writing for the benefit of the Company (with a copy thereof to be furnished to the Company) to be bound by the provisions of this Agreement.

22

“Permitted Third Party Transferee” means (i) any transferee (other than an Investor Holder) of all or any portion of the Registrable Securities held by an Investor Holder; provided, that such transfer was not in violation of the Stockholders Agreement or (ii) the subsequent transferee of all or any portion of the Registrable Securities held by any Permitted Third Party Transferee, in each case, that has agreed in writing for the benefit of the Company (with a copy thereof to be furnished to the Company) to be bound by the provisions of this Agreement.

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

“Piggyback Notice” has the meaning set forth in Section 2(a).

“Piggyback Registration” has the meaning set forth in Section 2(a).

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

“Register,” “registered” and “registration” refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which the Requesting Investor notifies the Company of its intention to offer Registrable Securities.

“Registrable Securities” means (a) any shares of Common Stock held by a Holder and (b) to the extent held by a Holder, any other equity securities or equity interests issued with respect to Common Stock by way of conversion or exchange thereof or stock dividends, stock splits or in connection with a combination of shares, reclassification, recapitalization, merger, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (B) such securities shall have been sold to the public pursuant to Rule 144 or Rule 145 or other exemption from registration under the Securities Act, (C) such securities shall have ceased to be outstanding or (D) such securities are transferred to a person who is not a Holder.

23

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus or Free Writing Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

“Requesting Investor” has the meaning set forth in Section 1(a).

“Rule 144” means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 144A” means Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 145” means Rule 145 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 405” means Rule 405 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 415” means Rule 415 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 433” means Rule 433 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Series B Preferred Stock” has the meaning set forth in the Recitals.

“Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder and any other expenses required by law to be paid by a selling Holder.

“Shelf Registration Statement” has the meaning set forth in Section 1(c)(i).

“Shelf Underwritten Offering” has the meaning set forth in Section 7(a).

“Short-Form Registration” has the meaning set forth in Section 1(c)(i).

“Special Registration” means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4, Form S-8 or any successor forms thereto or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered solely in connection with an employee benefit or dividend reinvestment plan.

24

“Stockholders Agreement” has the meaning set forth in the Recitals.

“Take-Down Notice” has the meaning set forth in Section 7(a). “WKSI” has the meaning set forth in Section 1(c)(iii).

13.           Miscellaneous.

(a) No Inconsistent Agreements; No Grant of Registration Rights to Other Persons. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement or take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of any Holder of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement. Until such time as the CD&R Investors Voting Interest is less than 25%, the Company shall not grant to any holder or prospective holder of any securities of the Company registration rights with respect to such securities without the prior written consent of the CD&R Investors.

(b) Amendments and Waivers.

(i)          Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Investors. A copy of each such amendment shall be sent to each Holder and shall be binding upon each party hereto; provided, further, that the failure to deliver a copy of such amendment shall not impair or affect the validity of such amendment.

(ii)         The waiver by any party hereto of a breach of any provisions of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach, except as otherwise explicitly provided for in such waiver. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, the provisions of this Agreement which are for the benefit of Holders shall be for the benefit of and enforceable by any Permitted Affiliate Transferee and any Permitted Third Party Transferee. Notwithstanding anything to the contrary in this Agreement, the Company may assign this Agreement in connection with a merger, reorganization or sale, transfer or contribution of all or substantially all of the assets or stock of the Company to any of its subsidiaries or Affiliates, and, upon the consummation of any such merger, reorganization, sale, transfer or contribution, such subsidiary or Affiliate shall automatically and without further action assume all of the obligations and succeed to all the rights of the Company under this Agreement.

25

(d) Severability. If any term or provision of this Agreement or any application thereof shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

(e) Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

(f) Headings. The descriptive headings of the several sections in this Agreement are for convenience only and do not constitute a part of this Agreement and shall not be deemed to limit or affect in any way the meaning or interpretation of this Agreement.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York applicable to contracts made and to be performed within the State of New York, without giving effect to conflicts of law rules that would require or permit the application of the Laws of another jurisdiction.

(h) Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of (i) the Supreme Court of the State of New York, New York County and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and agrees not to commence any such suit, action or other proceeding except in such courts). Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth or referred to in Section 13(k) shall be effective service of process for any such suit, action or other proceeding. Each party irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or other proceeding in (i) the Supreme Court of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

(i) Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (i) certifies and acknowledges that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, and (ii) acknowledges that it understands and has considered the implications of this wavier and makes this waiver voluntarily, and that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 13(i).

26

(j) Enforcement; Attorney’s Fees. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof, provided that no Holder will have any right to an injunction to prevent the filing or effectiveness of any Registration Statement of the Company. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and other available remedies.

(k) No Third Party Beneficiaries. Except as set forth in Section 5, nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and each such party’s respective heirs, successors and permitted assigns.

(l) Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by reputable overnight courier or (d) sent by fax (provided a confirmation copy is sent by one of the other methods set forth above), as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

If to the Company, to it at:

NCI Building Systems, Inc.

Attention: General Counsel

10943 North Sam Houston Parkway West

Houston, Texas 77064

Fax: (281) 477-9674

with a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

Attention: Mark Gordon

51 West 52nd Street

New York, NY 10019

Fax: (212) 403-2000

If to the CD&R Investors, to them at:

CD&R Pisces Holdings, L.P.

Clayton, Dubilier & Rice Fund VIII, L.P.

Clayton, Dubilier & Rice Friends & Family Fund VIII, L.P.

c/o Clayton, Dubilier & Rice, Inc.

Attention: Nathan K. Sleeper, J.L. Zrebiec

375 Park Avenue, 18th Floor

New York NY 10152

Fax: (212) 893-5252

27

with a copy to (which shall not constitute notice):

Debevoise & Plimpton LLP

919 Third Avenue

New York, NY 10022

Attention: Paul S. Bird

Fax: (212) 909-6435

If to the Golden Gate Investors, to them at:

Atrium Intermediate Holdings, LLC

c/o Golden Gate Private Equity, Inc.

One Embarcadero Center, Suite 3900

San Francisco, CA 94111

Attention: David Thomas, Stephen Oetgen

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

555 California Street

San Francisco, California 94104

Attention: Jeremy M. Veit, P.C.

If to any other Holder, to its address set forth on the signature page of such Holder to this Agreement with a copy (which shall not constitute notice) to any party so indicated thereon.

All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery, on the day delivered, (x) if by certified or registered mail, on the fifth Business Day after the mailing thereof, (y) if by overnight courier, on the day delivered, or (z) if by fax, on the day delivered.

(m) Entire Agreement. This Agreement and the schedules attached hereto constitute the entire agreement and understanding among the Company and the Investors with respect to the subject matters referred to herein and supersedes all prior discussions, correspondence, negotiation, proposed term sheet, agreements, understandings or representations, in each case among such parties, with respect to such matters.

(n) Termination of Prior Agreement. Fund VIII CD&R Investors and the Company agree that the 2009 Registration Rights Agreement is hereby terminated, provided that Sections 4, 5, 8, 11 and 13 of the 2009 Registration Rights Agreement shall survive in accordance with the terms of the 2009 Registration Rights Agreement.

[the remainder of this page left intentionally blank]

28

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth at the head of this Agreement.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Todd R. Moore
Name:	Todd R. Moore
Title:	Executive Vice President, Chief Legal, Risk & Compliance Officer and Corporate Secretary

[Signature Page – Registration Rights Agreement]

CLAYTON, DUBILIER & RICE FUND VIII, L.P.

By:	CD&R Associates VIII, Ltd.,
its general partner

By:	/s/ Theresa A. Gore
Name: Theresa A. Gore
Title: Vice President, Treasurer & Assistant Secretary

CD&R FRIENDS & FAMILY FUND VIII, L.P.

By:	CD&R Associates VIII, Ltd.,
its general partner

By:	/s/ Theresa A. Gore
Name: Theresa A. Gore
Title: Vice President, Treasurer & Assistant Secretary

[Signature Page – Registration Rights Agreement]

CD&R PISCES HOLDINGS, L.P.

By:	CD&R Investment Associates X, Ltd.,
its general partner

By:	/s/ Theresa A. Gore
Name: Theresa A. Gore
Title: Vice President, Treasurer & Assistant Secretary

[Signature Page – Registration Rights Agreement]

ATRIUM INTERMEDIATE HOLDINGS, LLC

By:	/s/ David Thomas
Name:	David Thomas
Title:	Manager

[Signature Page – Registration Rights Agreement]

GGC BP Holdings, LLC

By:	/s/ David Thomas
Name:	David Thomas
Title:	Manager

[Signature Page – Registration Rights Agreement]

AIC Finance Partnership, L.P.

By:	AIC Financial (US), LLC
Its:	General Partner
Name:	Dev Gopalan
Title:	President and Manager

[Signature Page – Registration Rights Agreement]